UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 20, 2025

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

63 Lancaster Avenue Malvern, PA	19355-2143
(Address of Principal Executive Offices)	Zip Code

Registrant's telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.10 per share	VSH	New York Stock Exchange

Item 5.07 – Submission of Matters to a Vote of Security Holders.

Vishay Intertechnology, Inc. ("Vishay") held its Annual Meeting of Stockholders on May 20, 2025. At the Annual Meeting of Stockholders, Vishay's stockholders elected three directors to hold office until the 2028 annual meeting, ratified the appointment of Ernst & Young LLP as Vishay's independent registered public accounting firm for the year ending December 31, 2025, voted on an advisory basis to approve Vishay's executive compensation, and voted on an advisory basis to submit executive compensation to an advisory vote on an annual basis.

Each share of common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes.

The results of the votes of stockholders on each matter set forth at the Annual Meeting are as follows:

Election of Directors to Hold Office until 2028

	For	Withheld	Broker Non-Votes
Dr. Renee B. Booth
Common stock	70,236,968	33,686,730	8,658,241
Class B common stock	11,103,512	18,021	-
Total voting power	181,272,088	33,866,940	8,658,241
Dr. Michiko Kurahashi
Common Stock	74,771,873	29,151,825	8,658,241
Class B common stock	11,103,512	18,021	-
Total voting power	185,806,993	29,332,035	8,658,241
Joel Smejkal
Common stock	74,354,988	29,568,710	8,658,241
Class B common stock	11,103,512	18,021	-
Total voting power	185,390,108	29,748,920	8,658,241

Ratification of Appointment of Independent Registered Accounting Firm

	For	Against	Abstain	Broker Non-Votes
Common stock	106,755,899	5,781,202	44,838	-
Class B common stock	11,121,533	-	-	-
Total voting power	217,971,229	5,781,202	44,838	-

Advisory Vote on Executive Compensation

	For	Against	Abstain	Broker Non-Votes
Common stock	101,578,462	2,299,178	46,058	8,658,241
Class B common stock	11,121,533	-	-	-
Total voting power	212,793,792	2,299,178	46,058	8,658,241

Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

	Annually	Biannually	Triennially	Abstain
Common stock	97,056,331	53,909	6,754,442	59,016
Class B common stock	11,121,533	-	-	-
Total voting power	208,271,661	53,909	6,754,442	59,016

Item 8.01 – Other Events

Cash Dividend Declaration

On May 20, 2025, Vishay declared a quarterly cash dividend of $0.10 per share of common stock and Class B common stock outstanding payable on June 27, 2025 to stockholders of record at the close of business on June 18, 2025. A copy of the press release announcing the dividend declaration is attached as Exhibit 99.1 to this report.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated May 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2025

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ David L. Tomlinson

Name:	David L. Tomlinson
Title:	Senior Vice President – Chief Accounting Officer